UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ENTROPIC COMMUNICATIONS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 15, 2012.

Meeting Information
ENTROPIC COMMUNICATIONS, INC.	Meeting Type: For holders as of:	Annual Meeting March 26, 2012
	Date: May 15, 2012	Time: 2:00 PM, Pacific Daylight Time
Location: Entropic Communications, Inc.
6290 Sequence Drive
San Diego, CA 92121 Directions to the meeting are available in the proxy materials and may also be obtained by email to: ir@entropic.com

ENTROPIC COMMUNICATIONS, INC. ATTN: LANCE BRIDGES 6290 SEQUENCE DRIVE SAN DIEGO, CA 92121	You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT             FORM 10-K (ANNUAL REPORT)

  How to View Online:

   Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of photo identification and, where shares are held in “ street name”, proof of beneficial ownership. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
1 To elect the following persons to serve on the company’s board of directors until the 2015 Annual Meeting of Shareholders and until their successors are duly elected and have been qualified.
Nominees:
01) Kenneth Merchant, Ph.D.
02) Umesh Padval

2. To cast a vote on advisory approval of the executive compensation of the Company’s named executive officers as disclosed in the proxy statement.

3. To ratify the selection by the audit committee of the board of directors Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2012.

4. To transact such other business that properly comes before the 2012 Annual Meeting of Stockholders and any adjournment or postponement thereof.

The Company’s board of directors recommends a vote FOR the nominees listed above and a vote FOR proposal 2 and proposal 3.